UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2004


Item 1. Report to Stockholders.

Calvert

Investments that make a difference (R)

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September 30, 2004

Annual Report

Calvert Capital

Accumulation Fund

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Table of Contents

President's Letter

1

Social Update

4

Portfolio Management Discussion

5

Shareholder Expense Example

9

Report of Independent Registered Public Accounting Firm

11

Statement of Net Assets

12

Statement of Operations

17

Statements of Changes in Net Assets

18

Notes to Financial Statements

19

Financial Highlights

23

Explanation of Financial Tables

27

Proxy Voting and Availability of Quarterly Portfolio Holdings

29

Director and Officer Information Table

30

Dear Shareholder:

Through the reporting year ended September 30, 2004, economic growth and corporate profits have maintained strength, though markets have certainly been influenced by concerns about the war in Iraq, record oil prices, the U.S. Presidential election, and rising interest rates.

Against this backdrop, equities (as measured by the S&P 500) posted healthy 12-month returns of 13.86%, while the smaller-capitalization Russell 2000™ Index appreciated by 18.77% for the same period. Generally, value funds performed better than growth funds during this 12-month period.1 On the international front, overseas stocks (as measured by the MSCI EAFE™ Index), generally outperformed their U.S. counterparts, boosted in part by currency exchange rates.

Notably, the majority of gains in U.S. stocks occurred between October and December of 2003. With the new calendar year, caution over political and macroeconomic events resulted in a pull-back from stock investors' risk-embracing attitudes and a flatter stock market for most of 2004.

In the market overall, lower-quality stocks led domestic-equity returns in 2003, and -- as our shareholders know and we believe appreciate -- our equity funds favor higher-quality stocks. We have begun to witness the reversing of this trend in 2004 as higher-quality stocks have gained some ground, an environment that gives us cause for optimism looking forward.

Two Additions to Our Fund Family

I'm proud to announce the fourth-quarter 2004 launch of two new Calvert funds--the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund--offering investors additional diversification opportunities within the Calvert family of funds. Both are managed by Chicago-based Channing Capital Management LLC, whose founding principal Eric McKissack is formerly of Ariel Capital Management. At Ariel, Mr. McKissack was the lead manager of the Ariel Appreciation Fund, a mid-cap value portfolio. We believe the combination of Channing Capital's investment expertise and Calvert's industry-leading corporate social research make these attractive products for investors.

Other Calvert Initiatives

Calvert continued this year to strive toward our dual goals of favorable investment results and positive environmental, corporate governance, and social impact.

In June 2004, we launched the Calvert Women's Principles, the first global code of conduct for corporations that is focused on addressing gender inequalities and empowering, advancing, and investing in women worldwide. This landmark initiative has been making headlines in media in the U.S. and abroad, including The Wall Street Journal, BusinessWeek, The Christian Science Monitor, NPR Marketplace Morning Report, and Associated Press Worldstream.

On the shareholder advocacy front, we made significant inroads during the 2004 proxy season in the areas of board diversity and corporate disclosure of key environmental information. Of the 34 shareholder resolutions filed by Calvert, 16 were successfully withdrawn after the companies agreed to the terms of their respective resolutions. Half of the companies agreed to disclose key social and environmental information, and six firms agreed to make amendments to their nominating committee charter to formalize a commitment to hire and retain qualified directors from diverse backgrounds.

With the introduction of several innovative tools for advisors and investors, Calvert once again received awards in 2004 for Web marketing excellence from the Web Marketing Association and Dalbar, a leading financial-services market research firm.

Maintain a Long-Term Outlook

As always, we encourage our shareholders to keep their long-term investment objectives front and center, avoiding reactions to short-term market and economic developments. Maintaining a sound, diversified strategy based on personal goals, individual risk tolerance, and investment time horizon is a time-tested, prudent approach. Working with a financial professional can help you gain important insights into investment markets, personal investment planning, and the discipline it takes to stay with a thoughtful strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Group, Ltd.

October 2004

1. For the 12-month period ended September 30, 2004, the Russell 3000 Value Index returned 20.89% versus 7.82% for the Russell 3000 Growth Index.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update

from the Calvert Social Research Department

Shareholder Activism

Calvert shareholder activism focuses on supporting good companies that can become even better at helping create a fair, sustainable society.

Our advocacy efforts for the just-completed activism season included filing a record 34 shareholder proposals, of which 16 were successfully withdrawn when the companies agreed to our requests. Of the remaining proposals, three received SEC exemptions, 12 went to vote, two were not officially presented, and one is to be voted on in November 2004. Key themes for this year's efforts were board diversity and social/environmental disclosure.

Board Diversity

Six of ten companies agreed to shareholder proposal requests that Calvert's Model Nominating Committee Charter Language on Board Diversity be adopted. The language helps ensure that women and minority candidates be included in every director search.

Social/Environmental Disclosure

Fourteen resolutions asked companies to prepare sustainability reports based on Global Reporting Initiative guidelines for voluntary corporate reporting on the economic, environmental, and social impacts of operations. We've been able to withdraw half of these resolutions after companies agreed to reporting. On resolutions that went to vote, support ranged from 20.3% to 42.2%.

Up next in our advocacy efforts: a focus on companies' adopting greenhouse-gas-emission reduction targets.

New Global Initiative

Launched in June 2004 as a joint initiative between Calvert and the United Nations Development Fund for Women (UNIFEM), the Calvert Women's Principles is the first global code of corporate conduct focused exclusively on empowering, advancing, and investing in women. As UNIFEM Executive Director Noeleen Heyzer noted, this code "...will provide a concrete set of indicators for tracking the progress of gender justice in the corporate community."

Portfolio Management Discussion

Ed Brown

of Brown Capital Management, Inc.

Performance

Calvert Capital Accumulation Fund Class A shares returned 8.98% for the year ended September 30, 2004. The benchmark Russell Mid-Cap Growth Index returned 13.68% for the same period. Approximately half of Fund underperformance relative to the benchmark was the result of sector allocation. The other half resulted from a combination of stock selection and interaction.1

Investment Climate

While returns for your Fund and the benchmark were positive for the reporting period, the market has moved sideways over the most recent nine months as geopolitical uncertainty and concerns about the environment, hurricane damage, rising interest rates, and higher energy prices have continued to increase investor caution.

Regarding interest rates specifically, Federal Reserve policymakers increased the Fed funds rate from 1% to 1.75% in three consecutive moves over the last three months of the fiscal year. The Fed reiterated that the economy has "regained some traction" and more rate increases are likely to be carried out at a "measured" pace amid low inflation, and the markets have held on.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

* Source: Lipper Analytical Services, Inc.

Portfolio Statistics

September 30, 2004

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/04	9/30/04
Class A	(4.30%)	8.98%
Class B	(4.71%)	8.06%
Class C	(4.71%)	8.10%
Class I	(3.91%)	9.91%
Russell Mid-Cap
Growth Index*	(3.32%)	13.68%
Lipper Mid-Cap
Growth Funds Avg.*	(4.36%)	10.42%
Ten Largest Stock Holdings

	% of Net Assets
PETsMART, Inc.		3.7%
Fossil, Inc.		3.4%
Genzyme Corp. - General Division		3.2%
Nextel Partners, Inc.		2.8%
Coventry Health Care, Inc.		2.7%
Cheesecake Factory, Inc.		2.7%
Health Management Associates, Inc.		2.5%
Staples, Inc.		2.5%
Legg Mason, Inc.		2.5%
Advance Auto Parts, Inc.		2.4%
Total		28.4%

Economic Sectors	% of total investments
Auto & Transportation		2.2%
Consumer Discretionary		24.0%
Consumer Staples		1.0%
Financial Services		14.4%
Health Care		22.9%
Materials & Processing		2.8%
Non Equity Securities		1.7%
Other Energy		2.1%
Producer Durables		7.6%
Technology		18.4%
Utilities		2.9%
Total		100%
Asset Allocation
Stocks		98%
Notes		1%
Cash or Cash Equivalents		1%
Total		100%

Portfolio Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)

Class A Shares
One year	3.80%
Five year	(0.73%)
Since inception	7.96%
(10/31/94)

Class B Shares
One year	3.06%
Five year	(0.83%)
Since inception	(0.27%)
(4/1/98)
Portfolio Statistics
September 30, 2004
Average Annual Total Returns
(with max. load)

Class C Shares
One year	7.10%
Five year	(0.56%)
Since inception	7.63%
(10/31/94)

Class I Shares*
One year	9.91%
Five year	1.35%
Since inception	1.22%
(3/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75% or Class C deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

With respect to energy prices, concerns escalated as crude-oil prices rose to $50 per barrel in late September, from approximately $29 per barrel in January 2004. The volatility of oil prices originates from the underlying imbalance between supply and demand. Globally, oil supply is tight, with a shortage and lack of growth in oil-refining capacity. In addition, there is fear of potential supply disruptions from the Middle East and other oil exporting countries. While the U.S. accounts for most of the increased oil consumption worldwide this year, there is also rising demand from emerging markets such as China and India.

On the earnings front, for the companies in the S&P 500 Index, reported earnings-per-share (EPS) growth for the second calendar quarter was 25.3% over the same period last year. So far, earnings reports for the quarter ended September 2004 reveal that growth is decelerating, so the strong pace may not be maintained in the near future. According to financial data expert Thomson Financial, EPS growth is forecast to be 13.8%. If so, third quarter 2004 would be the first quarter since 2003 with growth of less than 20%. Nevertheless, a 13.8% growth rate is still nearly twice the historical 7% long-term earnings growth rate for stocks.

Portfolio Strategy

Sector investment

From a sector-selection standpoint, the portfolio was negatively affected most in Other Energy and in Health Care. Though energy-related stocks performed handsomely over the past year, our portfolio was underweight in this outperforming sector. We were also slightly underweight in Health Care, one of the highest-contributing sectors in the Russell

Mid-Cap Growth Index.

In terms of notable positives, our software stocks contributed 1.76% to performance, with Intuit Inc. and Autodesk the highest contributors. Utilities represented the second-highest-performing sector, as Nextel Partners Inc., a wireless phone service provider, was our highest-contributing stock over the past year, adding 1.56% to performance.

Stock selection

In the area of individual stock selection, a significant portion of portfolio underperformance came from two Consumer Cyclical industry groups -- restaurants and educational services. The most notable restaurant disappointment was Krispy Kreme Doughnuts, Inc. Prior to its fall pre-announcement of a projected earnings shortfall, it was one of the fastest-growing "restaurants" in the country. While a shortfall in and of itself often represents a buying opportunity in our investment process, we determined that a shift in fundamentals had occurred. We therefore eliminated our position. The decision to not own Starbucks, the largest-weighted "restaurant" in the benchmark, also cost in relative performance.

Our overweight in the for-profit education industry was the other Consumer Cyclical investment that detracted from performance. During the past year, a number of industry companies were hit with allegations of student-records tampering at various campuses. Pursuant to the allegations, various federal regulatory authorities began investigations. While some of the allegations could have merit, we are comfortable that the industry, which has very strong longer-term growth prospects, can get through this difficult period and return to growth.

Outlook

We believe the Fed will continue its balancing act of sustaining growth without accelerating inflation. An expanding world economy is likely to further boost demand for oil in the next several years. So, it is not unreasonable to assume that there is a fundamental secular change taking place in the energy markets. Back in July, Federal Reserve Chairman Alan Greenspan pointed out that the U.S. economy was in a "soft patch," due to high energy prices. Clearly, continuing increases in oil prices would add more pressure to the economy.

Overall, with an accommodative Federal Reserve and any relief in crude oil price increases, we believe the economy should continue to expand at a decent 3%-3.5% clip (as measured by real gross domestic product, or GDP). Interest rates are still low from a historical perspective, and the housing market continues to be strong. Inflation expectations are benign. The unemployment rate is reasonable at 5.4%, though sustained jobs creation has not yet occurred.

It appears that we are in the process of moving closer to the mean with EPS growth. We are cautiously optimistic and believe that this will remain a stock picker's market. Brown Capital Management employs a bottom-up process in selecting stocks based on individual company fundamentals. It is these individual holdings that are the basic building blocks for your Fund. We continue to diligently review current portfolio holdings and research new investment candidates. Our growth-at-a-reasonable-price (GARP) methodology strives to take advantage of short-term market volatility to purchase exceptional growth companies that are undervalued relative to their future earnings potential. We feel confident that our GARP methodology and bottom-up company analysis have positioned your Fund appropriately for the market environment we expect going forward.

October 2004

1. Interaction is the combination of a fund's over- or underweight to a sector -- versus the index -- and the relative performance of that fund's individual holdings in the sector against the holdings of the index.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose IRA account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/04	9/30/04	4/1/04 - 9/30/04
Class A
Actual	$1,000.00	$957.00	$8.38
Hypothetical	$1,000.00	$1,016.43	$8.64
(5% return per
year before taxes)
Class B
Actual	$1,000.00	$952.90	$12.65
Hypothetical	$1,000.00	$1,012.05	$13.03
(5% return per
year before taxes)
Class C
Actual	$1,000.00	$952.90	$12.45
Hypothetical	$1,000.00	$1,012.25	$12.83
(5% return per
year before taxes)
Class I
Actual	$1,000.00	$960.90	$4.22
Hypothetical	$1,000.00	$1,020.70	$4.34
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 1.71%, 2.59%, 2.55% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund, one of the funds in the Calvert World Values Fund, Inc., as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 16, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA

November 22, 2004

Statement of Net Assets

September 30, 2004

Equity Securities - 98.3%	Shares	Value
Banks - Outside New York City - 2.0%
Investors Financial Services Corp.	62,800	$2,834,164

Biotechnology - Research & Production - 5.0%
Biogen Idec, Inc.*	41,100	2,514,087
Genzyme Corp. - General Division*	83,700	4,554,117
		7,068,204

Chemicals - 2.8%
Airgas, Inc.	115,400	2,777,678
Sigma-Aldrich Corp.	20,900	1,212,200
		3,989,878

Computer - Services, Software & Systems - 2.9%
Adobe Systems, Inc.	36,200	1,790,814
Intuit, Inc.*	53,000	2,406,200
		4,197,014

Computer Technology - 2.1%
Network Appliance, Inc.*	78,400	1,803,200
Synopsys, Inc.*	77,400	1,225,242
		3,028,442

Consumer Electronics - 1.7%
Electronic Arts, Inc.*	52,200	2,400,678

Consumer Products - 0.5%
Nautilus Group, Inc.	33,200	749,988

Diversified Production - 1.5%
Danaher Corp.	41,400	2,122,992

Drugs & Pharmaceuticals - 1.0%
Medimmune, Inc.*	61,400	1,455,180

Education Services - 1.2%
Career Education Corp.*	59,300	1,685,899

Electronic Equipment & Components - 1.7%
Molex, Inc.	81,600	2,433,312

Electronics - Medical Systems - 1.4%
Affymetrix, Inc.*	64,400	1,977,724

Electronics - Semiconductors / Components - 10.5%
Altera Corp.*	154,100	$3,015,737
Analog Devices, Inc.	51,400	1,993,292
Avnet, Inc.*	61,600	1,054,592
Flextronics International Ltd.*	185,000	2,451,250
Jabil Circuit, Inc.*	129,400	2,976,200
MEMC Electronic Materials, Inc.*	96,900	821,712
Xilinx, Inc.	96,300	2,600,100
		14,912,883

Electronics - Technology - 2.9%
Coherent, Inc.*	68,900	1,787,266
Trimble Navigation Ltd.*	72,000	2,275,200
		4,062,466

Financial Data Processing Services - 2.6%
Checkfree Corp.*	60,900	1,685,103
Fiserv, Inc.*	59,600	2,077,656
		3,762,759

Financial Information Services - 1.2%
Moody's Corp.	23,200	1,699,400

Financial Miscellaneous - 1.4%
H & R Block, Inc.	41,500	2,050,930

Healthcare Facilities - 2.6%
Health Management Associates, Inc.	177,500	3,626,325

Healthcare Services - 1.3%
Omnicare, Inc.	65,900	1,868,924

Identify Control & Filter Devices - 0.9%
Waters Corp.*	29,600	1,305,360

Insurance - Multi-Line - 1.6%
Willis Group Holdings Ltd.	61,700	2,307,580

Investment Management Companies - 1.6%
T. Rowe Price Group, Inc.	44,200	2,251,548

Jewelry Watches & Gems - 3.4%
Fossil, Inc.*	154,550	4,781,777

Machinery - Oil Well Equipment & Services - 2.1%
Grant Prideco, Inc.*	144,100	2,952,609

Medical & Dental - Instruments & Supplies - 9.0%
Biomet, Inc.	47,500	$2,226,800
Henry Schein, Inc.*	35,000	2,180,850
Patterson Cos, Inc.*	38,800	2,970,528
St. Jude Medical, Inc.*	39,600	2,980,692
Wright Medical Group, Inc.*	97,300	2,444,176
		12,803,046

Medical Services - 2.7%
Coventry Health Care, Inc.*	71,550	3,818,623

Production Technology Equipment - 3.5%
Cognex Corp.	45,300	1,186,860
Lam Research Corp.*	89,700	1,962,636
Novellus Systems, Inc.*	68,300	1,816,097
		4,965,593

Recreational Vehicles & Boats - 2.2%
Harley-Davidson, Inc.	53,000	3,150,320

Restaurants - 3.8%
Cheesecake Factory, Inc.*	87,800	3,810,520
Panera Bread Co.*	41,500	1,557,910
		5,368,430

Retail - 13.4%
Advance Auto Parts, Inc.*	99,700	3,429,680
Fastenal Co.	35,400	2,039,040
PETsMART, Inc.	187,200	5,314,608
Ross Stores, Inc.	79,700	1,868,168
Staples, Inc.	117,300	3,497,886
Williams-Sonoma, Inc.*	79,400	2,981,470
		19,130,852

Securities Brokers & Services - 3.9%
Franklin Resources, Inc.	37,500	2,091,000
Legg Mason, Inc.	65,250	3,475,868
		5,566,868

Soaps & Household Chemicals - 1.0%
Church & Dwight, Inc.	52,950	1,485,777

Utilities - Telecommunications - 2.9%
Nextel Partners, Inc.*	244,600	4,055,468

Total Equity Securities (Cost $127,443,605)		139,871,013

	Principal
High Social Impact Investments - 0.5%	Amount	Value
Calvert Social Investment Foundation Notes, 2.17%, 7/1/05 (b)(i)(r)	$ 700,000	$680,491

Total High Social Impact Investments (Cost $700,000)		680,491

U.S. Government Agencies
and Instrumentalities - 1.2%
Federal Home Loan Bank Discount Notes, 10/1/04	1,800,000	1,800,000

Total U.S. Government Agencies
and Instrumentalities (Cost $1,800,000)		1,800,000

TOTAL INVESTMENTS (Cost $129,943,605) - 100.0%		142,351,504
Other assets and liabilities, net - (0.0%)		(27,155)
Net Assets - 100%		$142,324,349

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: shares outstanding 5,163,293	$123,536,208
Class B: shares outstanding 836,902	20,982,807
Class C: shares outstanding 658,356	14,677,785
Class I: shares outstanding 43,697	852,737
Accumulated net realized gain (loss) on investments		(30,133,087)
Net unrealized appreciation (depreciation) on investments	12,407,899

Net Assets	$142,324,349

Net Asset Value Per Share
Class A (based on net assets of $111,519,616)	$21.60
Class B (based on net assets of $16,935,609)		$20.24
Class C (based on net assets of $12,914,418)		$19.62
Class I (based on net assets of $954,706)	$21.85

* Non income producing security.

(b) This security was valued by the Board of Directors, see Note A.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(r) Restricted securities represent 0.5% of net assets of the Fund.

Restricted Securities Acquisition Dates Cost

Calvert Social Investment Foundation Notes,

2.17%, 7/1/05 7/1/02 $700,000

See notes to financial statements.

Statement of Operations

Year Ended September 30, 2004

Net Investment Income
Investment Income:
Dividend income	$432,476
Interest income	29,148
Total investment income	461,624

Expenses:
Investment advisory fee	957,718
Transfer agency fees and expenses	533,963
Distribution Plan expenses:
Class A	407,101
Class B	174,799
Class C	128,418
Directors' fees and expenses	30,033
Administrative fees	367,296
Custodian fees	31,815
Registration fees	41,001
Reports to shareholders	90,054
Professional fees	24,708
Miscellaneous	12,748
Total expenses	2,799,654
Reimbursement from Advisor:
Class I	(2,603)
Fees paid indirectly	(7,179)
Net expenses	2,789,872

Net Investment Income (Loss)	(2,328,248)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	13,495,753
Change in unrealized appreciation or (depreciation)	79,524

Net Realized and Unrealized Gain
(Loss) on Investments	13,575,277

Increase (Decrease) in Net Assets
Resulting From Operations	$11,247,029

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($2,328,248)	($1,913,699)
Net realized gain (loss)	13,495,753	4,241,397
Change in unrealized appreciation
or (depreciation)	79,524	23,536,398

Increase (Decrease) in Net Assets
Resulting From Operations	11,247,029	25,864,096

Capital share transactions:
Shares sold:
Class A Shares	22,192,237	17,429,331
Class B Shares	2,850,356	2,445,312
Class C Shares	3,508,998	2,114,311
Class I Shares	457,453	500,000
Redemption fees:
Class A Shares	1,023	--
Shares redeemed:
Class A Shares	(24,735,459)	(17,171,529)
Class B Shares	(2,220,220)	(1,607,899)
Class C Shares	(2,333,309)	(1,659,390)
Class I Shares	(100,014)	--
Total capital share transactions	(378,935)	2,050,136

Total Increase (Decrease) in Net Assets	10,868,094	27,914,232

Net Assets
Beginning of year	131,456,255	103,542,023
End of year	$142,324,349	$131,456,255

Capital Share Activity
Shares sold:
Class A Shares	1,001,764	980,553
Class B Shares	135,911	140,348
Class C Shares	174,706	129,048
Class I Shares	21,660	26,610
Shares redeemed:
Class A Shares	(1,129,985)	(985,682)
Class B Shares	(107,809)	(96,889)
Class C Shares	(116,691)	(102,236)
Class I Shares	(4,573)	--
Total capital share activity	(25,017)	91,752

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed inappropriate are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2004, securities valued at $680,491, or 0.5% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: Effective February 1, 2004, the Fund began to charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $123,434 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2005 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $29,111 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $56,454 was payable at year end.

The Distributor received $85,639 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2004.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $154,076 for the year ended September 30, 2004. Under the terms of the agreement, $12,093 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board meeting attended. An additional retainer of $5,000 annually is paid to the Lead Independent Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $146,116,542 and $148,444,294, respectively.

The cost of investments owned at September 30, 2004 for federal income tax purposes was $130,144,749. Net unrealized appreciation aggregated $12,206,755, of which $18,689,488 related to appreciated securities and $6,482,733 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $29,931,944 at September 30, 2004 may be utilized to offset future capital gains until expiration in September 2011.

As of September 30, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($29,931,944)
Unrealized appreciation (depreciation)	12,206,755
($17,725,189)

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary differences causing such reclassifications are due to the disallowance of net operating losses.

Undistributed net investment income	$2,328,248
Paid in capital	(2,328,248)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2004. For the year ended September 30, 2004, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$9,401	1.58%	$383,437	January 2004

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$19.82	$15.79
Income from investment operations
Net investment income (loss)	(.32)	(.26)
Net realized and unrealized gain (loss)	2.10	4.29
Total from investment operations	1.78	4.03
Total increase (decrease) in net asset value	1.78	4.03
Net asset value, ending	$21.60	$19.82
Total return*	8.98%	25.52%
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.48%)
Total expenses	1.73%	1.82%
Expenses before offsets	1.73%	1.82%
Net expenses	1.72%	1.81%
Portfolio turnover	101%	170%
Net assets, ending (in thousands)	$111,520	$104,878

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$19.35	$36.34	$25.88
Income from investment operations
Net investment income (loss)	(.29)	(.14)	(.32)
Net realized and unrealized gain	(3.26)	(11.61)	11.29
Total from investment operations	(3.55)	(11.75)	10.97
Distributions from
Net realized gain	(.01)	(5.24)	(0.51)
Total distributions	(.01)	(5.24)	(0.51)
Total increase (decrease) in net asset value	(3.56)	(16.99)	10.46
Net asset value, ending	$15.79	$19.35	$36.34

Total return*	(18.36%)	(36.60%)	42.91%
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.18%)	(1.12%)
Total expenses	1.74%	1.69%	1.67%
Expenses before offsets	1.74%	1.69%	1.67%
Net expenses	1.73%	1.64%	1.54%
Portfolio turnover	93%	71%	116%
Net assets, ending (in thousands)	$83,643	$105,151	$141,639

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$18.73	$15.07
Income from investment operations
Net investment income (loss)	(.48)	(.39)
Net realized and unrealized gain (loss)	1.99	4.05
Total from investment operations	1.51	3.66
Total increase (decrease) in net asset value	1.51	3.66
Net asset value, ending	$20.24	$18.73
Total return*	8.06%	24.29%
Ratios to average net assets:
Net investment income (loss)	(2.28%)	(2.45%)
Total expenses	2.60%	2.79%
Expenses before offsets	2.60%	2.79%
Net expenses	2.59%	2.78%
Portfolio turnover	101%	170%
Net assets, ending (in thousands)	$16,936	$15,152

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$18.64	$35.47	$25.46
Income from investment operations
Net investment income (loss)	(.44)	(.24)	(.52)
Net realized and unrealized gain (loss)	(3.12)	(11.35)	11.04
Total from investment operations	(3.56)	(11.59)	10.52
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	(3.57)	(16.83)	10.01
Net asset value, ending	$15.07	$18.64	$35.47

Total return*	(19.11%)	(37.12%)	41.84%
Ratios to average net assets:
Net investment income (loss)	(2.38%)	(2.04%)	(1.88%)
Total expenses	2.65%	2.56%	2.49%
Expenses before offsets	2.65%	2.56%	2.49%
Net expenses	2.64%	2.50%	2.30%
Portfolio turnover	93%	71%	116%
Net assets, ending (in thousands)	$11,534	$13,914	$16,435

Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$18.15	$14.59
Income from investment operations
Net investment income (loss)		(.43)	(.37)
Net realized and unrealized gain (loss)		1.90	3.93
Total from investment operations		1.47	3.56
Total increase (decrease) in net asset value		1.47	3.56
Net asset value, ending		$19.62	$18.15
Total return*		8.10%	24.40%
Ratios to average net assets:
Net investment income (loss)		(2.23%)	(2.35%)
Total expenses		2.55%	2.69%
Expenses before offsets		2.55%	2.69%
Net expenses		2.54%	2.68%
Portfolio turnover		101%	170%
Net assets, ending (in thousands)		$12,914	$10,896

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares	2002		2001	2000
Net asset value, beginning		$18.02	$34.48	$24.76
Income from investment operations
Net investment income (loss)		(.42)	(.22)	(.50)
Net realized and unrealized gain		(3.00)	(11.00)	10.73
Total from investment operations		(3.42)	(11.22)	10.23
Distributions from
Net realized gain		(.01)	(5.24)	(.51)
Total distributions		(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value		(3.43)	(16.46)	9.72
Net asset value, ending		$14.59	$18.02	$34.48

Total return*		(18.99%)	(37.11%)	41.91%
Ratios to average net assets:
Net investment income (loss)		(2.32%)	(1.98%)	(1.87%)
Total expenses		2.59%	2.49%	2.47%
Expenses before offsets		2.59%	2.49%	2.47%
Net expenses		2.58%	2.44%	2.29%
Portfolio turnover		93%	71%	116%
Net assets, ending (in thousands)		$8,365	$9,757	$13,769

Financial Highlights

	Periods Ended
	September 30,	September 30,
CLASS I SHARES	2004	2003###
Net asset value, beginning	$19.88	$18.79
Income from investment operations
Net investment income (loss)	(.09)	(.03)
Net realized and unrealized gain (loss)	2.06	1.12
Total from investment operations	1.97	1.09
Total increase (decrease) in net asset value	1.97	1.09
Net asset value, ending	$21.85	$19.88

Total return*	9.91%	5.80%
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.50%) (a)
Total expenses	1.23%	1.23% (a)
Expenses before offsets	.86%	.87% (a)
Net expenses	.86%	.86% (a)
Portfolio turnover	101%	66%
Net assets, ending (in thousands)	$955	$529

		Periods Ended
	January 18,	September 30,	September 30,
CLASS I SHARES	2002##	2001	2000
Net asset value, beginning	$20.84	$36.84	$25.99
Income from investment operations
Net investment income (loss)	(.05)	(.23)	(.12)
Net realized and unrealized gain (loss)	4.20	(10.53)	11.48
Total from investment operations	4.15	(10.76)	11.36
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	4.14	(16.00)	10.85
Net asset value, ending	$24.98	$20.84	$36.84

Total return*	19.92%	(34.61%)	44.25%
Ratios to average net assets:
Net investment income (loss)	(0.64%) (a)	(0.67%)	(0.39%)
Total expenses	1,316.21%(a)	33.47%	1.20%
Expenses before offsets	.80% (a)	2.19%	.86%
Net expenses	.80% (a)	.80%	.80%
Portfolio turnover	9%	71%	116%
Net assets, ending (in thousands)	$0	$1	$108

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

## The last remaining shareholder in Class I redeemed on January 18, 2002.

### Class I shares resumed upon shareholder investment on June 3, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The first N-Q filings for this Fund will be for the quarter ending December 31, 2004. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund makes the information on Form N-Q available to shareholders on the Calvert website at www.calvert.com.

Director and officer information table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
INDEPENDENT TRUSTEES/DIRECTORS
JOHN GUFFEY, JR. DOB: 05/15/48	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	19	Ariel Funds Calvert Foundation Calvert Ventures, LLC
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	8	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.
RUSTUM ROY DOB: 07/03/24	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, and visiting Professor of Medicine, University of Arizona.	2	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT DOB: 05/29/59	Director	1992	Chair of AsriA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	38	Calvert Foundation
D. Wayne Silby, Esq. DOB: 07/20/48	Director & Chair	1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was SVP of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1992	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert Group

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Kansas City, MO 64105

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http://www.calvert.com

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Calvert Distributors, Inc.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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Calvert

Investments that make a difference (R)

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September 30, 2004

Annual Report

Calvert World Values

International Equity Fund

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Table of Contents

President's Letter

1

Social Update

4

Portfolio Management Discussion

5

Shareholder Expense Example

9

Report of Independent Registered Public Accounting Firm

11

Statement of Net Assets

12

Statement of Operations

22

Statements of Changes in Net Assets

23

Notes to Financial Statements

25

Financial Highlights

31

Explanation of Financial Tables

35

Proxy Voting and Availability of Quarterly Portfolio Holdings

37

Director and Officer Information Table

38

Dear Shareholder:

Through the reporting year ended September 30, 2004, economic growth and corporate profits have maintained strength, though markets have certainly been influenced by concerns about the war in Iraq, record oil prices, the U.S. Presidential election, and rising interest rates.

Against this backdrop, equities (as measured by the S&P 500) posted healthy 12-month returns of 13.86%, while the smaller-capitalization Russell 2000™ Index appreciated by 18.77% for the same period. Generally, value funds performed better than growth funds during this 12-month period.1 On the international front, overseas stocks (as measured by the MSCI EAFE™ Index), generally outperformed their U.S. counterparts, boosted in part by currency exchange rates.

Notably, the majority of gains in U.S. stocks occurred between October and December of 2003. With the new calendar year, caution over political and macroeconomic events resulted in a pull-back from stock investors' risk-embracing attitudes and a flatter stock market for most of 2004.

In the market overall, lower-quality stocks led domestic-equity returns in 2003, and -- as our shareholders know and we believe appreciate -- our equity funds favor higher-quality stocks. We have begun to witness the reversing of this trend in 2004 as higher-quality stocks have gained some ground, an environment that gives us cause for optimism looking forward.

Two Additions to Our Fund Family

I'm proud to announce the fourth-quarter 2004 launch of two new Calvert funds--the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund--offering investors additional diversification opportunities within the Calvert family of funds. Both are managed by Chicago-based Channing Capital Management LLC, whose founding principal Eric McKissack is formerly of Ariel Capital Management. At Ariel, Mr. McKissack was the lead manager of the Ariel Appreciation Fund, a mid-cap value portfolio. We believe the combination of Channing Capital's investment expertise and Calvert's industry-leading corporate social research make these attractive products for investors.

Other Calvert Initiatives

Calvert continued this year to strive toward our dual goals of favorable investment results and positive environmental, corporate governance, and social impact.

In June 2004, we launched the Calvert Women's Principles, the first global code of conduct for corporations that is focused on addressing gender inequalities and empowering, advancing, and investing in women worldwide. This landmark initiative has been making headlines in media in the U.S. and abroad, including The Wall Street Journal, BusinessWeek, The Christian Science Monitor, NPR Marketplace Morning Report, and Associated Press Worldstream.

On the shareholder advocacy front, we made significant inroads during the 2004 proxy season in the areas of board diversity and corporate disclosure of key environmental information. Of the 34 shareholder resolutions filed by Calvert, 16 were successfully withdrawn after the companies agreed to the terms of their respective resolutions. Half of the companies agreed to disclose key social and environmental information, and six firms agreed to make amendments to their nominating committee charter to formalize a commitment to hire and retain qualified directors from diverse backgrounds.

With the introduction of several innovative tools for advisors and investors, Calvert once again received awards in 2004 for Web marketing excellence from the Web Marketing Association and Dalbar, a leading financial-services market research firm.

Maintain a Long-Term Outlook

As always, we encourage our shareholders to keep their long-term investment objectives front and center, avoiding reactions to short-term market and economic developments. Maintaining a sound, diversified strategy based on personal goals, individual risk tolerance, and investment time horizon is a time-tested, prudent approach. Working with a financial professional can help you gain important insights into investment markets, personal investment planning, and the discipline it takes to stay with a thoughtful strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek

President and CEO

Calvert Group, Ltd.

October 2004

1. For the 12-month period ended September 30, 2004, the Russell 3000 Value Index returned 20.89% versus 7.82% for the Russell 3000 Growth Index.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update

from the Calvert Social Research Department

Shareholder Activism

Calvert shareholder activism focuses on supporting good companies that can become even better at helping create a fair, sustainable society.

Our advocacy efforts for the just-completed activism season included filing a record 34 shareholder proposals, of which 16 were successfully withdrawn when the companies agreed to our requests. Of the remaining proposals, three received SEC exemptions, 12 went to vote, two were not officially presented, and one is to be voted on in November 2004. Key themes for this year's efforts were board diversity and social/environmental disclosure.

Board Diversity

Six of ten companies agreed to shareholder proposal requests that Calvert's Model Nominating Committee Charter Language on Board Diversity be adopted. The language helps ensure that women and minority candidates be included in every director search.

Social/Environmental Disclosure

Fourteen resolutions asked companies to prepare sustainability reports based on Global Reporting Initiative guidelines for voluntary corporate reporting on the economic, environmental, and social impacts of operations. We've been able to withdraw half of these resolutions after companies agreed to reporting. On resolutions that went to vote, support ranged from 20.3% to 42.2%.

Up next in our advocacy efforts: a focus on companies' adopting greenhouse-gas-emission reduction targets.

New Global Initiative

Launched in June 2004 as a joint initiative between Calvert and the United Nations Development Fund for Women (UNIFEM), the Calvert Women's Principles is the first global code of corporate conduct focused exclusively on empowering, advancing, and investing in women. As UNIFEM Executive Director Noeleen Heyzer noted, this code "...will provide a concrete set of indicators for tracking the progress of gender justice in the corporate community."

Portfolio Management Discussion

Thomas Hancock

of Grantham, Mayo, Van Otterloo

Performance

Calvert World Values International Equity Fund Class A shares returned 15.30% over the 12-month reporting period ended September 30, 2004. The benchmark MSCI EAFE Index returned 22.52% for the period.

Investment Climate

The reporting period began with strong returns, as investors had become much more willing to take on risk throughout 2003. The global economy proved resilient in recovering from the recession that followed the peak of the stock market bubble in 2000. Strong equity-market returns continued into early 2004, after which rising interest rates and commodity prices plus fears of a slowdown in China combined to dampen investor enthusiasm. Since then, markets have been treading water, and returns overall are close to flat. That the MSCI is up 22.52%, however, is a significant improvement over the U.S. market, with the S&P 500 Index returning less than 14% over the period. Foreign currency appreciation against the U.S. dollar was a major component of this outperformance. In local-currency terms, the MSCI EAFE Index returned 15.7%.

Rising commodity prices were a major force over the reporting period. Oil prices grabbed the headlines, as supply/demand imbalances and various political events drove prices to $50 per barrel by September 30. This trend was a major factor behind country and sector performance, as oil-producing nations outperformed consuming nations, and energy and materials stocks posted strong returns

Japan was the worst performing developed market in the Index, as enthusiasm about economic recovery waned later in the year and commodity prices took their toll. Emerging markets performed strongly, despite a setback in the second quarter of 2004 as investors were surprised by election results in India and became generally more risk averse. Norway and Austria were the stars among the developed markets. Most of the smaller peripheral European markets surged ahead of the big three (the UK, France, and Germany).

Outside the commodity-related sectors, utility stocks were the best performers in the Index, as investors became more defensive and were attracted by the valuations. Technology stocks were the laggards, highlighted by disappointments at Nokia, Nortel, and many of the semiconductor companies. Telecommunications stocks also lagged the broad market, along with consumer staples, which have been suffering disappointing growth with some perceived erosion of brand power. Financials and more cyclical consumer discretionary and industrial stocks performed broadly in line with the overall market.

Portfolio Statistics

September 30, 2004

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/04	9/30/04
Class A	(2.24%)	15.30%
Class B	(2.80%)	13.95%
Class C	(2.61%)	14.33%
Class I	(1.80%)	16.25%
MSCI EAFE Index GD	0.21%	22.52%
Lipper International Multi-Cap Core Funds Avg.	(.37%)	20.74%

Ten Largest Stock Holdings

% of Net Assets
ING Groep NV	2.7%
Toyota Motor Corp.	2.6%
Telefonaktiebolaget LM Ericsson	2.3%
GlaxoSmithKline plc	2.0%
UCB SA	1.7%
Aviva plc	1.7%
Enel SpA	1.6%
BG Group plc	1.6%
Schering AG	1.5%
Scottish & Southern Energy plc	1.4%
Total	19.1%

Asset Allocation

Stocks	95%
Bonds & Notes	1%
Cash & Cash Equivalents	4%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

September 30, 2004

Average Annual Total Returns

(with max. load)

Class A Shares
One year	9.79%
Five year	(3.89%)
Ten year	2.64%

Class B Shares
One year	8.95%
Five year	(4.37%)
Since inception	(2.28%)
(4/1/98)

Class C Shares
One year	13.40%
Five year	(3.90%)
Ten year	2.10%

Class I Shares
One year	16.25%
Five year	(2.10%)
Since inception	(0.12%)
(3/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Strategy

Country selection was a positive factor over the period, offset by negative contributions from sector selection and stock picking. The Fund was overweight in several of the best-performing markets like Norway and Austria, and benefited from an allocation to emerging markets in general and South Africa, Indonesia, Turkey, and Argentina in particular.

Sector and industry effects

The biggest component of the margin of underperformance at the sector level was the underweight in energy stocks. Underweights in mining stocks within the materials sector also hurt. Overweighting utility stocks was a bright spot, but this was offset by exposure to technology, which was on average close to neutral but suffered from poor timing as momentum-based stock selection led to a more overweight position when performance turned weaker in 2004. Tobacco stocks were also a relatively strong-performing industry to which the Fund has no exposure.

Stock selection

Individual stocks that contributed strongly to Fund returns included Belgian pharmaceutical UCB Groupe, Mizuho Financial Group in Japan, UK retailer Next, Japanese consumer-finance company Acom, and a number of European financial stocks such as ING, DNB, and National Bank of Greece. German tire producer Continental was one more industrial stock that had a significant positive contribution.

Portfolio Statistics

Country Allocation
% of Total Investments
9/30/04
Argentina	0.3%
Australia	4.4%
Austria	0.5%
Belgium	4.2%
Brazil	0.9%
Canada	0.3%
Costa Rica	0.0%
Czech Republic	0.2%
Denmark	0.5%
Finland	0.7%
France	1.8%
Germany	6.9%
Greece	0.1%
Hong Kong	0.5%
Hungary	0.4%
India	0.5%
Indonesia	0.5%
Ireland	0.3%
Israel	0.2%
Italy	3.0%
Japan	21.9%
Mexico	0.8%
Netherlands	7.3%
Norway	1.6%
Panama	0.0%
Philippines	0.2%
Poland	0.4%
Russia	0.2%
Singapore	1.5%
South Africa	1.2%
South Korea	1.0%
Spain	2.3%
Sweden	4.1%
Switzerland	2.5%
Taiwan	0.6%
Thailand	0.4%
Turkey	0.3%
United Kingdom	21.8%
United States	5.7%
100%

The largest single negative impact was the holding in Italian dairy company Parmalat, which cost the portfolio -1.5%. Parmalat surprised investors in November 2003 by running out of short-term cash despite reportedly large quantities on its balance sheet. Then, in December, it revealed long-standing fraud that led to the firm's bankruptcy and the arrest of several officers at the firm and at its former auditor Grant Thornton. When the first wave of bad news hit in November, the Fund management team evaluated the position and chose not to liquidate based on the view (obviously incorrect in hindsight) that the markets had over-reacted. While there was a short-term liquidity crunch, the feeling was that the company would be able to get immediate financing, that the long-term business was real and solid, and that investors would over-react and it would be unwise to sell the position during a rush of selling. When the full scope of the fraud was revealed, however, the stock had ceased trading.

Other positions that hurt the Fund included Invensys, a UK industrial firm, and Volkswagen. Positions in several semiconductor stocks also hurt, as did a position in National Australia Bank, which ousted its CEO after massive losses in currency trading and sustained underperformance.

Outlook

Generally, international stocks enjoy the benefit of stronger currencies and a valuation discount to the U.S. market. As a result, diversification overseas is likely to enhance an investor's overall portfolio return as well as reduce risk. Within international stocks, the opportunities are less compelling. Small stocks are no longer especially attractive relative to large caps, and value stocks trade at relatively narrow discounts to growth. As lower quality and more cyclical stocks have advanced to higher valuation levels, the risks associated with those sectors has increased, and the momentum seems to have slowed outside the more commodity-related stocks. All this points to relatively conservative positioning within the Fund, as investors seem unlikely to be rewarded for taking on greater risk.

October 2004

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com to obtain performance data current to the most recent month-end.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose IRA account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/04	9/30/04	4/1/04 - 9/30/04
Class A
Actual	$1,000.00	$977.60	$9.66
Hypothetical	$1,000.00	$1,015.23	$9.84
(5% return per
year before taxes)
Class B
Actual	$1,000.00	$972.00	$15.50
Hypothetical	$1,000.00	$1,009.28	$15.79
(5% return per
year before taxes)
Class C
Actual	$1,000.00	$973.90	$14.08
Hypothetical	$1,000.00	$1,010.74	$14.34
(5% return per
year before taxes)
Class I
Actual	$1,000.00	$982.00	$5.45
Hypothetical	$1,000.00	$1,019.50	$5.55
(5% return per
year before taxes)

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, 3.14%, 2.85% and 1.10% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of net assets of the Calvert World Values International Equity Fund, one of the funds in the Calvert World Values Fund, Inc., as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 2001 and 2000, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 16, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert World Values International Equity Fund as of September 30, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA

November 22, 2004

Statement of Net Assets

September 30, 2004

Equity Securities - 93.8%	Shares	Value
Argentina - 0.3%
Grupo Financiero Galicia SA, Class B (ADR)	50,400	$332,136
IRSA Inversiones y Representaciones SA (GDR)*	8,200	66,502
Telecom Argentina SA, Class B (ADR) *	38,600	421,512
		820,150

Australia - 4.4%
Australia & New Zealand Banking Group Ltd.	219,303	3,020,950
Australian Gas & Light Co. Ltd.	121,179	1,171,648
National Australia Bank Ltd.	173,465	3,389,551
Telstra Corp. Ltd.	807,259	2,718,656
Westfield Group Ltd.*	206,833	2,278,439
		12,579,244

Austria - 0.5%
Mayr-Melnhof Karton AG	10,268	1,440,783

Belgium - 4.2%
Dexia	173,979	3,249,218
Fortis SA/NV	162,560	3,867,617
UCB SA	91,721	4,882,660
		11,999,495

Brazil - 0.9%
Banco Itau Holding Financiera SA (ADR)	12,300	682,650
Gerdau SA (ADR)	47,040	769,104
Tele Centro Oeste Celular Participacoes SA (ADR)	43,500	443,700
Tele Norte Leste Participacoes (ADR)	10,900	144,207
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	19,200	465,216
		2,504,877

Canada - 0.3%
Royal Bank of Canada	20,600	976,068

Costa Rica - 0.0%
Soluz Dominicana, Inc. (b)(i)*	290,000	6,464

Czech Republic - 0.1%
Ceske Radiokomunikace AS (GDR)*	16,100	276,778

Denmark - 0.5%
Novo Nordisk A/S	23,950	1,310,905

Finland - 0.7%
Nokia Oyj	149,050	2,050,718

France - 1.8%
BNP Paribas SA	22,178	$1,432,056
Carrefour SA	20,063	943,464
Societe Generale Groupe	10,912	965,436
Havas SA:
Common	304,426	1,599,029
Warrants (strike price 0.35 Euro/share, expires 10/6/04)*	304,426	128,527
		5,068,512

Germany - 6.9%
Adidas - Salomon AG	16,328	2,277,929
Altana AG	32,508	1,891,185
Celesio AG	26,125	1,780,996
Continental AG	43,094	2,342,219
Deutsche Bank AG	29,078	2,089,547
Schering AG	66,930	4,226,161
Volkswagen AG:
Non-Voting Preferred	85,809	2,334,584
Ordinary	67,991	2,616,419
		19,559,040

Greece - 0.1%
National Bank of Greece SA	16,282	395,467

Hong Kong - 0.5%
Hang Seng Bank Ltd.	110,500	1,466,607

Hungary - 0.3%
OTP Bank Rt (GDR)	17,600	778,800

India - 0.5%
Bajaj Auto Ltd. (GDR)	9,075	200,830
GAIL India Ltd. (GDR)	13,800	341,688
ICICI Bank Ltd. (ADR)	16,380	226,044
Ranbaxy Laboratories Ltd. (GDR)	11,300	271,200
Satyam Computer Services Ltd. (ADR)	11,300	261,256
State Bank of India Ltd. (GDR)	5,089	126,461
		1,427,479

Indonesia - 0.5%
PT Bank Mandiri Tbk	3,954,000	626,248
PT Indonesian Satellite Corp. Tbk	1,196,000	551,950
PT Unilever Indonesia Tbk	505,000	179,273
		1,357,471

Ireland - 0.3%
Bank of Ireland	71,627	965,030

Israel - 0.2%
Check Point Software Technologies Ltd.*	9,300	$157,821
Teva Pharmaceutical Industries Ltd. (ADR)	11,400	295,830
		453,651

Italy - 3.0%
Enel SpA	569,238	4,651,082
Parmalat Finanziaria SpA(b)*	883,096	11
Telecom Italia SpA	1,662,562	3,808,977
		8,460,070

Japan - 21.8%
Acom Co. Ltd.	48,042	2,973,333
Amada Co. Ltd.	233,000	1,215,799
Daiichi Pharmaceutical Co. Ltd.	205,000	3,529,062
Denso Corp.	46,200	1,092,164
Eisai Co Ltd.	77,000	2,096,284
Furukawa Electric Co. Ltd.*	735,000	2,881,437
Hoya Corp.	18,300	1,918,100
Kao Corp.	104,000	2,298,108
KDDI Corp.	342	1,660,420
Kikkoman Corp.	220,000	1,938,564
Kobe Steel Ltd.	1,332,000	1,934,026
Kyocera Corp.	28,600	2,011,434
Mazda Motor Corp.	563,067	1,742,419
Mizuho Financial Group, Inc.	680	2,554,744
Nippon Express Co. Ltd.	373,000	1,807,541
Nitto Denko Corp.	42,500	1,955,397
Ono Pharmaceutical Co. Ltd.	29,700	1,317,964
Osaka Gas Co. Ltd.	1,076,000	2,929,353
Sharp Corp.	84,000	1,155,624
Shiseido Co Ltd.	58,000	713,190
Shizuoka Bank Ltd.	126,000	947,901
Sompo Japan Insurance, Inc.	182,000	1,542,611
Sony Corp.	53,000	1,808,431
Sumitomo Bakelite Co. Ltd.	151,000	909,878
Taiyo Nippon Sanso Corp.	141,000	738,300
Takefuji Corp.	34,270	2,192,509
Terumo Corp.	110,300	2,512,392
Tokyo Electron Ltd.	26,600	1,296,266
Toyo Seikan Kaisha Ltd.	102,000	1,575,425
Toyota Motor Corp.	193,000	7,391,079
Yamato Transport Co. Ltd.	111,000	1,528,082
		62,167,837

Mexico - 0.7%
America Movil, SA de CV (ADR)	17,700	690,831
Cemex, SA de CV (ADR)	24,378	685,997
Empresas ESM, SA de CV(a)(b)(i)*	2,989	50,000
Telefonos de Mexico, SA de CV (ADR)	21,600	697,032
		2,123,860
Netherlands - 7.2%
ABN AMRO Holding NV	164,029	$3,725,363
Aegon NV	174,994	1,886,154
ASML Holding NV*	97,608	1,255,681
Buhrmann NV	215,174	1,621,857
Hagemeyer NV	684,299	1,274,593
ING Groep NV CVA	306,741	7,739,800
Koninklijke Philips Electronics NV	136,444	3,124,277
		20,627,725

Norway - 1.5%
DNB NOR ASA	308,830	2,443,130
Telenor Group ASA	258,400	1,967,406
		4,410,536

Panama - 0.0%
ProFund International SA:
Common (b)(i)*	2,500	--
Preferred (b)(i)*	173,157	103,568
		103,568

Philippines - 0.2%
First Philippine Holding Corp.*	203,000	95,636
Globe Telecom, Inc.	23,001	445,708
		541,344

Poland - 0.3%
Bank Pekao SA (GDR)	10,200	346,800
Telekomunikacja Polska SA (GDR)	95,800	414,814
		761,614

Russia - 0.2%
VimpelCom (ADR)*	5,200	565,760

Singapore - 1.5%
DBS Group Holdings Ltd.	168,000	1,595,963
Overseas-Chinese Banking Corp., Ltd.	162,000	1,346,593
Singapore Telecommunications Ltd.	920,000	1,278,195
		4,220,751

South Africa - 1.2%
Alexander Forbes Ltd.	135,800	239,073
Bidbee Ltd.*	7,614	52,030
BIDVest Group Ltd.:
Common	43,085	419,173
Warrants (strike price 6,000 ZAR/share, expires 12/8/06)*	3,045	4,416
Community Growth Fund	894,098	476,037
Investec Ltd.	17,387	344,894
Nedcor Ltd.	51,164	470,119
Old Mutual plc	139,000	285,062
Pick 'n Pay Holdings Ltd.	61,200	86,949
Pick'n Pay Stores Ltd.	42,600	133,218
Telkom South Africa Ltd.	14,197	161,362
Tiger Brands Ltd.	33,000	499,472
VenFin Ltd.	105,600	352,245
		3,524,050

South Korea - 1.0%
Kookmin Bank (ADR)*	31,500	$1,002,960
KT Corp. (ADR)	40,991	740,707
SK Telecom Co. Ltd. (ADR)	57,019	1,109,020
		2,852,687

Spain - 2.3%
Banco Bilbao Vizcaya Argentaria, SA	162,304	2,233,074
Banco Santander Central Hispano, SA	148,801	1,452,321
Gas Natural SDG, SA	110,949	2,741,642
		6,427,037

Sweden - 4.0%
Holmen AB	35,600	1,050,364
Nordea Bank AB	470,000	3,837,656
Telefonaktiebolaget LM Ericsson	2,148,000	6,661,836
		11,549,856

Switzerland - 2.5%
Credit Suisse Group	42,606	1,361,274
Swisscom AG	11,273	3,913,577
Zurich Financial Services Group AG	13,696	1,954,611
		7,229,462

Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	121,142	864,954
United Microelectronics Corp. (ADR)*	258,360	873,257
		1,738,211

Thailand - 0.4%
Bangkok Bank PCL*	52,300	119,352
Bangkok Dusit Medical Service PCL	6,000	1,420
Charoen Pokphand Foods PCL	1,942,000	166,953
Electricity Generating PCL:
Common	161,700	269,435
NVDR	5,000	8,029
Kiatnakin Finance PCL:
Common	119,000	82,619
NVDR	168,000	116,639
Land & Houses PCL	1,342,900	295,107
National Finance PCL	557,500	166,940
		1,226,494

Turkey - 0.3%
Turkcell Iletisim Hizmet AS (ADR)	87,284	978,454

United Kingdom - 21.5%
Aviva plc	486,870	4,823,958
Barclays plc	311,960	2,992,135
Barratt Developments plc	217,113	2,223,866
BG Group plc	667,753	4,483,283
Boots Group plc	252,092	2,928,873
BT Group plc	673,198	2,189,869
Bunzl plc	100,075	753,852
Cadbury Schweppes plc*	305,380	$2,348,745
Centrica plc	727,226	3,303,312
Dixons Group plc	976,424	3,017,210
GlaxoSmithKline plc	268,383	5,784,598
HBOS plc	144,208	1,946,859
HSBC Holdings plc	142,562	2,262,611
Imperial Chemical Industries plc	269,987	1,030,936
Invensys plc*	9,849,051	2,005,180
Next Group plc	112,901	3,336,494
Northern Foods plc	973,512	2,677,881
Reckitt Benckiser plc	85,356	2,091,506
Scottish & Southern Energy plc	292,941	4,129,753
Scottish Power plc	327,130	2,501,229
ShoreCap International Ltd. (b)(i)*	121,862	121,862
United Utilities plc	236,459	2,377,094
Wolseley plc	110,613	1,888,663
		61,219,769

United States - 0.6%
Distributed Energy Systems Corp.:
Common Stock *	524,450	954,499
Contingent Deferred Distribution:
Cash Tranche 1 (b)(i)*	89,169	78,681
Cash Tranche 2 (b)(i)*	44,584	35,158
Stock Tranche 1 (b)(i)*	12,485	19,632
Stock Tranche 2 (b)(i)*	6,242	7,938
Warrants (strike price $2.80/share, expires 12/17/06):
Tranche 1 (b)(i)*	23,587	--
Tranche 2 (b)(i)*	70,759	--
Evergreen Solar, Inc.*	2,732	7,814
H2Gen Innovations, Inc.:
Series A, Preferred (b)(i)*	251,496	100,598
Series A, Preferred, Warrants
(strike price $1.00/share, expires 1/1/12) (b)(i)*	20,833	--
Series B, Preferred, Warrants
(strike price $1.00/share, expires 10/31/13) (b)(i)*	27,026	--
Mayer Laboratories, Inc., Warrants
(strike price $6.50/share, expires 12/31/07) (b)(i)*	11,538	--
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	148,437
Series B, Preferred (b)(i)*	20,000	37,873
RF Technology, Inc., Series A, Preferred (b)(i)*	53,844	1
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	44,699	68,314
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Warrants (strike price $1.53/share, expires 10/20/05) (b)(i)*	32,726	--
Wellspring International, Inc.:
Series A, Preferred (b)(i)*	129,032	$30,778
Series B, Preferred (b)(i)*	108,267	29,705
Series C, Preferred (b)(i)*	277,778	71,500
Series D, Preferred (b)(i)*	380,953	54,476
Common Warrants:
(strike price $0.01/share, exp. 8/15/12) (b)(i)*	23,148	--
(strike price $0.01/share, exp. 2/10/14) (b)(i)*	42,295	--
Preferred Warrrants (strike price $0.01/share, exp. 12/24/13) (b)(i)*	190,477	--
		1,676,454

Total Equity Securities (Cost $254,466,278)		267,843,078

	Adjusted
Limited Partnership Interest - 0.5%	Basis
SAM Sustainability Private Equity Fund (b)(i)*	$677,912	452,833
SEAF Central & Eastern European Growth Fund LLC (a)(b)(i)*	903,732	893,793
Terra Capital Investments, Inc. (b)(i)*	371,055	1

Total Limited Partnership Interest (Cost $1,952,699)		1,346,627

	Principal
Corporate Notes - 0.1%	Amount
H2Gen Innovations, Inc.:
Series B Bridge Notes Tranche I, 10.00%, 10/31/04 (b)(i)	29,483	29,483
Series B Bridge Notes Tranche II, 10.00%, 10/31/04 (b)(i)	29,483	29,483
Series B Bridge Notes Tranche III, 10.00%, 10/31/04 (b)(i)	14,741	14,741
Series B Bridge Notes Tranche IV, 10.00%, 11/01/04 (b)(i)	7,828	7,828
Mayer Laboratories, Inc., 6.00%, 12/31/04 (b)(e)(i)	119,000	29,750
Powerspan Corp., Series C, 10.00%, 12/31/04 (b)(i)	245,000	245,000

Total Corporate Notes (Cost $445,535)		356,285

High Social Impact Investments - 1.3%
Calvert Social Investment Foundation Notes, 2.17%,
7/1/05 (b)(i)(r)	3,738,819	3,634,618

Total High Social Impact Investments (Cost $3,738,819)		3,634,618

Certificates of Deposit - 0.1%
Self Help Credit Union, 1.44%, 2/23/05 (b)(k)	100,000	99,882
South Shore Bank, 1.20%, 3/15/05 (b)(k)	100,000	99,902

Total Certificates of Deposit (Cost $200,000)		199,784

U.S. Government Agencies	Principal
and Instrumentalities - 3.1%	Amount	Value
Federal Home Loan Bank Discount Notes, 10/1/04	$9,000,000	$9,000,000

Total U.S. Government Agencies
And Instrumentalities (Cost $9,000,000)		9,000,000

U.S. Treasury - 0.4%
United States Treasury Bills, 2/24/05(l)	1,200,000	1,191,045

Total U.S. Treasury (Cost $1,191,045)		1,191,045

Total Investments (Cost $270,994,376) - 99.3%		283,571,437
Other assets and liabilities, net - 0.7%		1,839,235
Net Assets - 100%		$285,410,672

Net Assets Consist of
Paid in capital applicable to the following shares outstanding of common stock with 250,000,000 shares of $0.01 par value share authorized.
Class A: 12,864,249 shares outstanding		$213,511,334
Class B: 583,981 shares outstanding		10,689,114
Class C: 974,558 shares outstanding		16,463,308
Class I: 2,774,647 shares outstanding		55,903,156
Undistributed net investment income		1,800,048
Accumulated net realized gain (loss) on investments		(25,600,740)
Net unrealized appreciation (depreciation) on investments		12,644,452

Net Assets		$285,410,672

Net Asset Value per Share
Class A (based on net assets of $213,523,684)		$16.60
Class B (based on net assets of $8,933,699)		$15.30
Class C (based on net assets of $14,532,825)		$14.91
Class I (based on net assets of $48,420,464)		$17.45

Abbreviations:
ADR: American Depository Receipt	LP: Limited Partnership
CVA: Certificaten Van Aandelen	NVDR: Non-Voting Depository Receipt
GDR: Global Depository Receipt	ZAR: South African Rand
LLC: Limited Liability Corporation

* Non-income producing security.

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is a defaulted security.

(i) Restricted securities represent 2.2% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(l) Collateral for futures contracts.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate period end.

See notes to financial statements.

Forward Foreign Currency Contracts, Open at September 30, 2004

						Unrealized
						Appreciation/
Contracts to Receive/ Deliver		In Exchange For		Settlement	Contract Value	Depreciation
				Date	(US$)	(US$)
Purchases
Euro	4,770,551	US Dollars	$5,776,107	26-Nov-04	$5,921,969	$145,862
Japanese Yen	54,795,000	US Dollars	503,330	26-Nov-04	498,790	(4,540)
Swiss Franc	5,750,618	US Dollars	4,526,548	26-Nov-04	4,620,368	93,820
Swiss Franc	5,750,618	US Dollars	4,536,010	26-Nov-04	4,620,368	84,358
Swiss Franc	1,506,480	US Dollars	1,202,848	26-Nov-04	1,210,390	7,542
Total Purchases						$327,042
Sales
Australian Dollar	56,950	US Dollars	$39,734	26-Nov-04	$41,021	($1,287)
Euro	637,151	US Dollars	776,888	26-Nov-04	790,933	(14,045)
Hong Kong Dollar	5,459,930	US Dollars	701,759	26-Nov-04	701,175	584
Japanese Yen	66,202,000	US Dollars	607,095	26-Nov-04	602,626	4,469
British Pound	426,976	US Dollars	773,253	26-Nov-04	769,127	4,126
British Pound	3,266,665	US Dollars	5,801,643	26-Nov-04	5,884,357	(82,714)
Swedish Krona	1,061,350	US Dollars	139,780	26-Nov-04	145,601	(5,821)
Total Sales						($94,688)
Total Net Unrealized Appreciation						$232,354

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures*	Contracts	Date	at Value	(Depreciation)
Purchased:
CAC 40 Index	126	10/04	$5,704,133	($3,482)
DAX Index	38	12/04	4,613,409	(85,837)
MSCI Singapore Free Index	24	10/04	679,971	510
Total Purchased			($88,809)

Sold:
SFE SPI 200 Equity Index	71	12/04	$6,730,163	($57,415)
Total Sold				($57,415)

* Futures collateralized by 1,200,000 units of U.S. Treasury Bills.

See notes to financial statements.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 2.17%, 7/1/05	07/01/02 - 01/21/03	$3,738,819
Distributed Energy Systems Corp.:
Contingent Deferred Distribution:
Cash Tranche 1	01/06/04	89,169
Cash Tranche 2	01/06/04	44,584
Stock Tranche 1	01/06/04	34,833
Stock Tranche 2	01/06/04	17,415
Warrants (strike price $2.80/share, expires 12/17/06):
Tranche 1	01/06/04	--
Tranche 2	01/06/04	--
Empresas ESM, SA de CV	10/25/01 - 10/29/02	350,000
H2Gen Innovations, Inc.:
Series A, Preferred	12/30/02	251,496
Series A, Preferred Warrants
(strike price $1.00/share, expires 1/1/12)	11/07/02	--
Series B, Preferred Warrants (expires 10/31/13)	11/06/03 - 06/29/04	--
Series B Bridge Notes Tranche I, 10.00%, 10/31/04	11/06/03	29,483
Series B Bridge Notes Tranche II, 10.00%, 10/31/04	02/02/04	29,483
Series B Bridge Notes Tranche III, 10.00%, 10/31/04	06/29/04	14,711
Series B Bridge Notes Tranche IV, 10.00%, 11/01/04	09/16/04	7,828
Mayer Laboratories, Inc.:
Note, 6.00%, 12/31/04	12/31/96	119,000
Warrants (strike price $6.50/share, expires 12/31/07)	01/21/03	--
Powerspan Corp.:
Note, 10.00%, 12/31/04	04/20/04	245,000
Series A, Preferred	08/20/97	250,000
Series B, Preferred	10/05/99	200,000
ProFund International SA:
Common	08/29/95 - 05/25/99	2,500
Preferred	01/12/96 - 09/08/03	173,156
RF Technology, Inc.:
Series A, Preferred	07/16/99 - 03/23/01	299,990
SAM Sustainability Private Equity Fund, LP	07/19/01 - 08/27/04	677,912
SEAF Central & Eastern European Growth Fund LLC, LP	08/10/00 - 09/20/04	903,732
ShoreCap International Ltd.	8/12/04	121,862
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred	04/22/03 - 05/08/03	68,314
Series 1-B, Convertible Preferred	06/10/03	250,000
Warrants (strike price $1.53/share, expires 10/20/05)	06/10/03	--
Soluz Dominicana, Inc.	12/24/03	270,904
Terra Capital Investments, Inc., LP	11/23/98 - 11/13/03	371,055
Wellspring International, Inc.:
Series A, Preferred	03/23/00	200,000
Series B, Preferred	11/28/00 - 06/22/01	274,997
Series C, Preferred	10/30/02 - 11/22/02	150,000
Series D, Preferred	02/10/04	114,286
Common Warrants
(strike price $0.01/share, expires 8/15/12)	08/16/02	11,900
(strike price $0.01/share, expires 2/10/14)	09/01/04	--
Preferred Warrants
(strike price $0.01/share, expires 12/24/13)	12/23/03	--

Statement of Operations

Year Ended September 30, 2004

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $718,627)	$6,410,705
Interest income	167,163
Total investment income	6,577,868

Expenses:
Investment advisory fee	1,908,490
Transfer agency fees and expenses	707,488
Distribution Plan expenses:
Class A	492,388
Class B	81,351
Class C	132,412
Directors' fees and expenses	54,024
Administrative fees	819,017
Custodian fees	458,140
Registration fees	59,218
Reports to shareholders	141,225
Professional fees	31,240
Miscellaneous	69,488
Total expenses	4,954,481
Reimbursement from Advisor:
Class I	(44,723)
Fees paid indirectly	(22,441)
Net expenses	4,887,317

Net Investment Income	1,690,551

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments securities (net of foreign taxes of $31,583)	26,931,385
Foreign currency transactions	408,130
Futures	607,207
27,946,722

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies
(net of deferred foreign taxes of $27,114)	616,778
Assets and liabilities denominated in foreign currencies	(39,507)
Futures	592,609
1,169,880

Net Realized and Unrealized Gain
(Loss)	29,116,602

Increase (Decrease) in Net Assets
Resulting From Operations	$30,807,153

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income	$1,690,551	$1,099,131
Net realized gain (loss)	27,946,722	(9,358,026)
Change in unrealized appreciation or (depreciation)	1,169,880	40,772,578

Increase (Decrease) in Net Assets
Resulting From Operations	30,807,153	32,513,683

Distributions to shareholders from
Net investment income:
Class A Shares	(1,991,052)	(648,785)
Class B Shares	(78,031)	(22,167)
Class C Shares	(127,694)	(36,190)
Class I Shares	(240,952)	(30,094)
Total distributions	(2,437,729)	(737,236)

Capital share transactions:
Shares sold:
Class A Shares	57,475,632	73,404,754
Class B Shares	2,803,696	1,817,241
Class C Shares	5,797,749	2,392,549
Class I Shares	28,944,478	10,982,600
Reinvestment of distributions:
Class A Shares	1,822,469	594,397
Class B Shares	67,921	19,341
Class C Shares	115,328	33,081
Class I Shares	240,952	29,276
Redemption fees:
Class A Shares	21,922	63,089
Shares redeemed:
Class A Shares	(31,965,514)	(69,095,200)
Class B Shares	(911,971)	(1,017,597)
Class C Shares	(2,446,334)	(1,216,412)
Class I Shares	(1,589,121)	(394,192)
Total capital share transactions	60,377,207	17,612,927

Total Increase (Decrease) in Net Assets	88,746,631	49,389,374

Net Assets
Beginning of year	196,664,041	147,274,667
End of year (including undistributed net investment income
of $1,800,048 and $2,197,017, respectively)	$285,410,672	$196,664,041

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2004	2003
Shares sold:
Class A Shares	3,509,781	5,754,470
Class B Shares	184,355	146,384
Class C Shares	392,928	202,140
Class I Shares	1,666,581	735,993
Reinvestment of distributions:
Class A Shares	113,406	47,177
Class B Shares	4,546	1,630
Class C Shares	7,943	2,870
Class I Shares	14,351	2,243
Shares redeemed:
Class A Shares	(1,943,866)	(5,451,679)
Class B Shares	(60,154)	(83,180)
Class C Shares	(167,296)	(103,824)
Class I Shares	(94,880)	(29,620)
Total capital share activity	3,627,695	1,224,604

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2004, securities valued at $6,533,360 or 2.3% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Forward Currency Contracts: The Fund may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $283,406 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2005 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of agreement $62,065 was payable at year end.

The Distributor received $106,955 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2004.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $153,643 for the year ended September 30, 2004. Under the terms of the agreement $12,586 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement $72,927 was payable at year end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board and Committee meeting attended. An additional fee of $5,000 annually is paid to the Lead Independent Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $238,318,577 and $172,942,328 respectively.

The cost of investments owned at September 30, 2004 for federal income tax purposes was $271,322,287. Net unrealized appreciation aggregated $12,249,150, of which $31,334,123 related to appreciated securities and $19,084,973 related to depreciated securities.

Net capital loss carryforwards of $449,355 (from Calvert South Africa Fund that merged into the Fund in September 2002), and $25,021,923 expire on September 30, 2009, and September 30, 2011, respectively.

The Fund's use of net capital loss carryforwards from Calvert South Africa Fund may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended September 30, 2004, and September 30, 2003 were as follows:

Distributions paid from:	2004	2003
Ordinary income	$2,437,729	$737,236
Long-term capital gain	--	--
Total	$2,437,729	$737,236

As of September 30, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,230,268
Capital loss carryforward	(25,471,278)
Unrealized appreciation (depreciation)	12,249,150
($10,991,860)

Reclassifications, as shown in the table below, have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to currency gains and losses and treatment of partnerships for federal tax purposes.

Undistributed net investment income	$350,209
Accumulated net realized gain (loss)	(351,274)
Paid in capital	1,065

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatments of open forward foreign currency contracts, passive foreign investment companies, and partnerships.

The Fund paid foreign taxes of $718,627 and recognized foreign source income of $7,129,332. Pursuant to IRC section 853, the Fund designates $.04 per share of foreign taxes and $.42 per share of foreign source income as having been paid for taxable year ended September 30, 2004.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2004, purchase and sales transactions were $10,205,000 and $12,880,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2004.

For the year ended September 30, 2004, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$107,004	1.57%	$6,083,824	February 2004

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
Empresas ESM, SA de CV	$350,000	$50,000
SEAF Central & Eastern European Growth Fund LLC	903,732	893,793
TOTALS	$1,253,732	$943,793

Note F -- Other

Terra Capital Investors Limited has filed suit in the Eastern Caribbean Supreme Court for the British Virgin Islands against the Fund for payment under a capital subscription agreement. The amount claimed is $21,978, plus interest and costs. The Fund is seeking arbitration to resolve the dispute. Although the Fund believes that it has a strong equitable defense to not pay the remaining capital commitment, all capital calls to-date have been recorded as an increase to the cost basis of the security and are therefore reflected in the financial statements.

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $1,614,259 at September 30, 2004.

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2004 (Z)	2003
Net asset value, beginning		$14.55	$11.99
Income from investment operations
Net investment income (loss)		.10	.09
Net realized and unrealized gain (loss)		2.12	2.53
Total from investment operations		2.22	2.62
Distributions from
Net investment income		(.17)	(.06)
Net realized gains		--	--
Total distributions		(.17)	(.06)
Total increase (decrease) in net asset value		2.05	2.56
Net asset value, ending		$16.60	$14.55

Total return*		15.30%	21.93%
Ratios to average net assets:
Net investment income (loss)		.60%	.72%
Total expenses		1.97%	2.07%
Expenses before offsets		1.97%	2.05%
Net expenses		1.96%	2.05%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$213,524	$162,699

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$13.65	$21.77	$21.89
Income from investment operations
Net investment income	.01	.01	(.03)
Net realized and unrealized gain (loss)	(1.59)	(6.75)	.87
Total from investment operations	(1.58)	(6.74)	.84
Distributions from
Net investment income	--	--	--
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	(1.66)	(8.12)	(.12)
Net asset value, ending	$11.99	$13.65	$21.77

Total return*	(11.69%)	(32.93%)	3.36%
Ratios to average net assets:
Net investment income (loss)	.06%	.07%	(.15%)
Total expenses	2.02%	1.85%	1.81%
Expenses before offsets	2.00%	1.85%	1.81%
Net expenses	1.99%	1.83%	1.73%
Portfolio turnover	106%	93%	76%
Net assets, ending (in thousands)	$129,887	$152,278	$238,646

Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2004 (Z)	2003
Net asset value, beginning		$13.57	$11.33
Income from investment operations
Net investment income (loss)		(.08)	(.08)
Net realized and unrealized gain (loss)		1.97	2.38
Total from investment operations		1.89	2.30
Distributions from:
Net investment income		(.16)	(.06)
Net realized gains		--	--
Total distributions		(.16)	(.06)
Total increase (decrease) in net asset value		1.73	2.24
Net asset value, ending		$15.30	$13.57

Total return*		13.95%	20.34%
Ratios to average net assets
Net investment income (loss)		(.54%)	(.64%)
Total expenses		3.14%	3.44%
Expenses before offsets		3.14%	3.42%
Net expenses		3.13%	3.41%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$8,934	$6,176

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$13.09	$21.20	$21.56
Income from investment operations
Net investment income (loss)	(.16)	(.18)	(.23)
Net realized and unrealized gain (loss)	(1.52)	(6.55)	.83
Total from investment operations	(1.68)	(6.73)	.60
Distributions from:
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	(1.76)	(8.11)	(.36)
Net asset value, ending	$11.33	$13.09	$21.20

Total return*	(12.96%)	(33.82%)	2.28%
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.13%)	(1.29%)
Total expenses	3.33%	3.08%	3.04%
Expenses before offsets	3.31%	3.08%	3.04%
Net expenses	3.31%	3.06%	2.96%
Portfolio turnover	106%	93%	76%
Net assets, ending (in thousands)	$4,424	$4,542	$5,577

Financial Highlights

			Years Ended
			September 30,	September 30,
Class C Shares			2004 (Z)	2003
Net asset value, beginning			$13.18	$10.97
Income from investment operations
Net investment income (loss)			(.04)	(.03)
Net realized and unrealized gain (loss)			1.92	2.30
Total from investment operations			1.88	2.27
Distributions from:
Net investment income			(.15)	(.06)
Net realized gains			--	--
Total distributions			(.15)	(.06)
Total increase (decrease) in net asset value			1.73	2.21
Net asset value, ending			$14.91	$13.18

Total return*			14.33%	20.72%
Ratios to average net assets:
Net investment income (loss)			(.25%)	(.27%)
Total expenses			2.85%	3.09%
Expenses before offsets			2.85%	3.07%
Net expenses			2.84%	3.07%
Portfolio turnover			72%	71%
Net assets, ending (in thousands)			$14,533	$9,764

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2002	2001	2000
Net asset value, beginning		$12.64	$20.46	$20.81
Income from investment operations
Net investment income (loss)		(.12)	(.14)	(.22)
Net realized and unrealized gain (loss)		(1.47)	(6.30)	.83
Total from investment operations	.	(1.59)	(6.44)	.61
Distributions from
Net realized gains		(.08)	(1.38)	(.96)
Total distributions		(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value		(1.67)	(7.82)	(.35)
Net asset value, ending		$10.97	$12.64	$20.46

Total return*		(12.71%)	(33.62%)	2.41%
Ratios to average net assets:
Net investment income (loss)		(.95%)	(.89%)	(1.06%)
Total expenses		3.05%	2.81%	2.75%
Expenses before offsets		3.04%	2.81%	2.75%
Net expenses		3.03%	2.79%	2.67%
Portfolio turnover		106%	93%	76%
Net assets, ending (in thousands)		$7,021	$7,434	$11,278

Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2004 (Z)	2003
Net asset value, beginning		$15.17	$12.38
Income from investment operations
Net investment income		.27	.22
Net realized and unrealized gain (loss)		2.19	2.63
Total from investment operations		2.46	2.85
Distributions from:
Net investment income		(.18)	(.06)
Net realized gains		--	--
Total distributions		(.18)	(.06)
Total increase (decrease) in net asset value		2.28	2.79
Net asset value, ending		$17.45	$15.17

Total return*		16.25%	23.12%
Ratios to average net assets:
Net investment income (loss)		1.60%	1.65%
Total expenses		1.23%	1.39%
Expenses before offsets		1.11%	1.09%
Net expenses		1.10%	1.09%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$48,420	$18,026

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000
Net asset value, beginning	$13.97	$22.03	$21.99
Income from investment operations
Net investment income	.16	.18	.16
Net realized and unrealized gain (loss)	(1.67)	(6.86)	.84
Total from investment operations	(1.51)	(6.68)	1.00
Distributions from:
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	(1.59)	(8.06)	.04
Net asset value, ending	$12.38	$13.97	$22.03

Total return*	(10.93%)	(32.25%)	4.10%
Ratios to average net assets:
Net investment income (loss)	1.05%	1.09%	.90%
Total expenses	1.27%	1.19%	1.28%
Expenses before offsets	1.06%	1.07%	1.12%
Net expenses	1.05%	1.05%	1.05%
Portfolio turnover	106%	93%	76%
Net assets, ending (in thousands)	$5,943	$22,085	$10,114

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The first N-Q filings for this Fund will be for the quarter ending December 31, 2004. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund makes the information on Form N-Q available to shareholders on the Calvert website at www.calvert.com.

Director and officer information table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
INDEPENDENT TRUSTEES/DIRECTORS
JOHN GUFFEY, JR. DOB: 05/15/48	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	19	Ariel Funds Calvert Foundation Calvert Ventures, LLC
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	8	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.
RUSTUM ROY DOB: 07/03/24	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, and visiting Professor of Medicine, University of Arizona.	2	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT DOB: 05/29/59	Director	1992	Chair of AsriA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	38	Calvert Foundation
D. Wayne Silby, Esq. DOB: 07/20/48	Director & Chair	1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was SVP of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1992	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert World Values International Equity Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Fund

California Limited-Term Municipal Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

Calvert Small Cap Value Fund

Calvert Mid Cap Value Fund

printed on recycled paper using soy-based inks

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Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that John G. Guffey Jr., an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/03		Fiscal Year ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$28,600	0%	$29,700	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$4,400	0%	$4,620	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$33,000	0%	$34,320	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/03		Fiscal Year ended 9/30/04
$	%*	$	% *
$66,000	0%*	$0	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2004.

Item 10. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By: /s/ Barbara Krumsiek
 Barbara Krumsiek
President -- Principal Executive Officer

Date: November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek
 Barbara Krumsiek
President -- Principal Executive Officer

Date: November 29, 2004

/s/ Ronald Wolfsheimer
Ronald Wolfsheimer
Treasurer -- Principal Financial Officer

Date: November 24, 2004